UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2022, Knightscope, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Knightscope, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan replaces the Company’s 2016 Equity Incentive Plan. The 2022 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2022 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”). The summaries of the 2022 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 23, 2022 as a virtual meeting online via live audio webcast. At the Annual Meeting, there were 126,119,122 votes represented either in person or by proxy, or 57.8% of the votes entitled to be cast at the Annual Meeting, which represented a quorum. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1.  Election of seven directors to the Board of Directors to serve until the 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jackeline V. Fentanez	120,823,992	247,633	5,047,497
Patricia Howell	120,833,100	238,525	5,047,497
William Santana Li	120,444,505	627,120	5,047,497
Suzanne Muchin	120,832,975	238,650	5,047,497
Kristi Ross	120,832,908	238,717	5,047,497
Linda Keene Solomon	120,822,724	248,901	5,047,497
Patricia L. Watkins	120,827,211	244,414	5,047,497

Proposal 2.  Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,858,908	158,642	101,572	—

Proposal 3.  Approval of the Knightscope, Inc. 2022 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,122,692	836,119	112,814	5,047,497

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Knightscope, Inc. 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: June 28, 2022	By:	/s/ Mallorie Burak
	Name:	Mallorie Burak
	Title:	Chief Financial Officer